________________________________________________________________________________

                          VIVD LEARNING SYSTEMS, INC.


           200,000,000 SHARES PAR VALUE $.0001 EACH            See Reverse for
                         COMMON STOCK                        Certain Definitions



        This is to Certify that____________________ is the owner of

        ___________________________________________________________
          FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                         VIVID LEARNING SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized. Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.


DATED


_________________________________                  ___________________________
          Secretary                                          President


                  (c) 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

      THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION OF THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.

TEN COM  - AS TENANTS IN COMMON            UNIF TRANSFERS MIN ACT-__Cusodian__

TEN ENT  - AS TENANTS BY THE ENTIRETIES    UNDER UNIFORM TRANSFERS TO MINORS
                                           ACT ________________________
                                                      (STATE)

JT TEN   - AS JOINT TENANTS WITH RIGHT
           OF SURVIVORSHIP AND NOT
           AS TENANTS IN COMMON

          ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST

FOR VALUE RECEIVED ____HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_____________________________       ________
        IN PRESENCE OF

_________________________________________________